Container Purchases	6 Months Ended
Jun. 30, 2011
Container Purchases
(4)	Container Purchases

On May 16, 2011, the Company purchased approximately 113,500 containers that it had been managing for an institutional investor, including related accounts receivable, due from owners, net, net investment in direct financing leases, accounts payable and accrued expenses for total purchase consideration of $183,265 (consisting of cash of $175,619 and elimination of the Company’s intangible asset for the management rights relinquished of $7,646). The total purchase price, which was allocated based on the fair value of the assets and liabilities acquired, was recorded as follows:

Containers, net	$174,201
Other net assets	9,064

$183,265